1 INVESTOR PRESENTATION Q 2 | J u l y 2 0 2 3 | N A S D A Q : M Y R G

2 SAFE HARBOR STATEMENT F O R W A R D - L O O K I N G S T A T E M E N T S Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

A MARKET LEADER

DELIVERING ELECTRICAL CONSTRUCTION SERVICES FOR MORE THAN A CENTURY

MYR Group Inc. subsidiaries deliver some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada.



65 OFFICE LOCATIONS IN **U.S.** AND **CANADA**

CONTINUED GROWTH
Healthy organic and acquisitive growth

SUPERIOR SAFETY CULTURE
Performance that exceeds industry standards; 2022 stats: TCIR – 1.14 LTIR - 0.09

ESSENTIAL CLEAN ENERGY CONTRACTOR
Providing superior electrical infrastructure services that support the clean energy transformation

FINANCIAL STRENGTH
Growing revenue, strong backlog, and stable balance sheet to support projects of any magnitude

EXTENSIVE RESOURCES & EXPERTISE
Dedicated workforce of 8,500+ employees and centralized, specialized fleet

LONG-STANDING CUSTOMERS
Established client relationships and alliance partnerships across the U.S. and Canada

EXPERIENCED LEADERSHIP
Executive team with more than 30 years of industry experience

REPORTABLE SEGMENTS
TRANSMISSION & DISTRIBUTION
COMMERCIAL & INDUSTRIAL

NASDAQ: MYRG
STOCK TICKER SYMBOL

HEADQUARTERS
12121 GRANT STREET, SUITE 610,
THORNTON, CO 80241

MYR GROUP

4 Achieved record revenue in 2022, up 20% from 2021 $3.36B LTM Q2 2023 $1.53B 2018 $2.07B 2019 $2.25B 2020 $3.01B 2022 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 28 YEARS IN A ROW $2.50B 2021 CAGR 19.1%

5 OUTLOOK NOTE: Images used throughout this presentation may have been taken before COVID. • T&D work activity primarily consists of small to medium-sized projects, with some larger transmission, High Voltage Direct Current (HVDC) and utility scale solar projects; and we continue to execute routine maintenance work under long-term Master Services Agreements (MSAs). Strong, long-term drivers will continue to increase T&D spending. • C&I projects have had slight impacts due to supply chain disruptions though budgeting and bidding activity remains strong, specifically in the core markets we serve. • Record Q2 LTM revenue, EBITDA, net income, EPS, and backlog. • Infrastructure bills could promote increased spending and both MYR Group business segments are well-positioned to benefit from this. • Strong balance sheet with $451.0M in availability under our $490.0M credit facility, funded debt to LTM EBITDA leverage of 0.25x, which management believes will enable us to meet our working capital needs, support the organic growth of the business, pursue acquisitions, and opportunistically repurchase shares.

6 T & D B U S I N E S S S E G M E N T U P D A T E • T&D record LTM June 30, 2023 revenue of $1.91 billion • Approx. 50% of T&D business is Master Service Agreement work • Acquired the Powerline Plus Companies in January of 2022 $893 $1,134 $1,154 $1,302 $1,746 $1,915 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2018 2019 2020 2021 2022 Q2 LTM 2023 M il li o n s T&D Revenue T&D Revenue 18.5% CAGR TRANSMISSION & DISTRIBUTION TRANSMISSION DISTRIBUTION SUBSTATION SOLAR ENERGY STORAGE STORM RESTORATION STREET LIGHTING

T&D MARKET OUTLOOK

STRONG LONG-TERM DRIVERS

- Aging infrastructure, system hardening, grid reliability, and clean energy projects remain key drivers for transmission infrastructure investment – along with federal, state and local clean energy goals
- The $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) will invest significantly in our nation's infrastructure over the next decade, including $73 billion for the electric grid and energy infrastructure. So far more than $220 billion of the total IIJA funding has been announced. (*Construction Dive, May 2023*)
- Between the IIJA and Inflation Reduction Act (IRA), combined federal spending planned for energy over the next 5-10 years is more than $300 billion. (*Brookings.edu, Feb. 1, 2023*)
- U.S. investor-owned electric utilities are expected to make about $154 billion-$159 billion in annual capital investments from 2022-2024 — as they roll out clean energy technologies and work to decarbonize the grid. (*eei.org, Sept. 2022*)
- The DOE has acknowledged U.S. transmission systems need to grow significantly – by 60% by 2030 and may need to triple by 2050 – to meet clean electricity demands. To help facilitate that growth, the DOE is proposing to designate National Interest Electric Transmission Corridors which will have permitting advantages and federal funding opportunities. (*energy.gov, May and June 2023*)

U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures



Billions USD
$80
$70
$60
$50
$40
$30
$20
$10
$0
CAGR +6.4%
CAGR +5.7%
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026
IOUs
Muni/Gov't Owned
Cooperatives
Canada

Source: The C Three Group, North American Electric Distribution Market Forecast, October 2022

"Overall distribution spend increased 9.6% in 2021 over 2020. Investor-owned utility spend increased by 7.4%."

Industry Capital Expenditures
Total spend of U.S. investor-owned electric companies



$160 B
$150 B
$140 B
$130 B
$120 B
$110 B
$100 B
$90 B
$80 B
$70 B
$60 B
$50 B
90.3
90.3
96.1
104.0
112.5
113.1
119.2
123.8
132.7
134.1
154.7
159.2
155.2
2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024
Actuals
Projections (Sept 2022)

Source: Edison Electric Institute, September 2022

Key Spend Drivers

- System Reliability & Resiliency Programs
- Aging Electric Grid
- Connecting Clean Energy Sources
- Plant Retirements
- Storm Hardening
- Digitizing the Economy
- Electrification
- Distributed Energy Resources

7

8 • C&I record LTM June 30, 2023 revenue of $1.45 billion • Growth primarily due to increases in volume across all project sizes and incremental revenues from the acquisitions of CSI and the Huen Companies in July of 2019 and 2018, respectively $638 $937 $1,093 $1,197 $1,263 $1,449 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2018 2019 2020 2021 2022 Q2 LTM 2023 M il li o n s C&I Revenue C&I Revenue 20.0% CAGR COMMERCIAL INDUSTRIAL TRANSPORTATION SOLAR TELECOMM EV CHARGING C & I B U S I N E S S S E G M E N T U P D A T E COMMERCIAL & INDUSTRIAL

C&I MARKET OUTLOOK

ACTIVE MARKET

- Despite inflation and supply disruptions, our C&I segment sees steady bidding opportunities in our core markets including healthcare, clean energy, transportation and data centers.
- Infrastructure Investment and Jobs Act funding is expected to continue driving growth in infrastructure construction categories including highways, bridges and public works. $220 billion in funding has been announced by federal agencies so far, including more than 32,000 specific projects and awards. (*whitehouse.gov, May 2023*)
- The Dodge Momentum Index declined in June to 197 (2000=100), down 2.5% from May. The overall rating for the month declined due to the institutional component which dropped 10.5%, though commercial rose 3.1% due to an uptick in data center and hotel planning projects. (*Construction.com, July 11, 2023*)
- The American Institute of Architects reported a 50.1 reading in their June Architecture Billings Index – indicating a slight growth in billings, with firms reporting improving business conditions across the country. (*aia.org, June 2023*)
- The Associated Builders and Contractors Association reported that nonresidential construction fell 0.2% in May, following 11 straight months of increases, while the Construction Backlog Indicator remained unchanged at 8.9 months. The ABC's Construction Confidence Index slipped in sales and staffing categories, but the profit making category increased. (*ABC.org, June and July 2023*)

C&I's strong $1.55B backlog as of June 30, 2023 is driven by:


Hospitals
Data Centers
Airport Projects
Transportation Work
Clean Energy & EV Charging
E-Commerce
Industrial Facilities
Water/Wastewater Upgrades


DODGE MOMENTUM INDEX
(2000=100, Seasonally Adjusted)
225
200
175
150
125
100
75
50
06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23

Source: The Dodge Momentum Index, July 11, 2023

9

MARKET OPPORTUNITIES

GROWING CLEAN ENERGY GENERATION MIX CREATES OPPORTUNITIES FOR BOTH BUSINESS SEGMENTS

- The generation mix across the U.S. is changing as traditional baseload generation resources retire and clean energy provides an increasingly large percentage of demand.
- The Inflation Reduction Act (IRA) is expected to drive annual clean energy investment up to $114 billion by 2031 due to production tax credits for solar, wind, battery storage and low-carbon hydrogen. (*Woodmac.com Jan. 19, 2023; Utility Dive/EIA, Jan. 13, 2023*)
- Energy storage will also get a boost from IRA tax credits. Utility-scale battery storage capacity is expected to nearly quadruple in the next three years. (*Utility Dive/eia, Jan. 13, 2023*)
- With an improved outlook for solar panel supplies, Morgan Stanley analysts expect 19GW and 27GW of U.S. utility-scale solar to be installed in 2023 and 2024, respectively, up from their previous forecast of 13GW and 22GW. They expect annual additions will grow to 42 GW by 2030. (*Utility Dive, July 19, 2023*)
- The National Electric Vehicle Infrastructure (NEVI) program will provide $5 billion over five years to create a network of EV charging stations across the states. The 2022-2023 annual report outlines $1.5 billion in funding is approved for FY 2022 and 2023 to implement these plans. (*driveelectric.gov, July 11, 2023*)
- Renewables surpassed coal as a percentage of electric generation for the first time ever in 2022 and are expected to continue growing. The EIA's latest Short-Term Energy Outlook forecast that solar, wind and battery storage will account for most added capacity in 2023 and 2024. (*wsj.com, eia.gov, March 2023*)
- More than half of planned utility-scale electric generating capacity additions in 2023 are solar. The EIA said developers planned to add 29.1 GW of utility-scale solar generation this year. Other planned additions include 9.4GW of battery storage and 6GW of wind. (*eia.gov, Feb. 6, 2023*)

UTILITY-SCALE SOLAR

Wood Mackenzie reported that "the utility-scale segment had its best first quarter ever with 3.8 GWdc installed, representing 66% growth from Q1 2022 and a 23% decrease from Q4 2022. Supply chain constraints are still present, but many delayed projects came online in Q1 as module shipments make their way to project sites." The year-end outlook reported 11.8GWdc of new utility PV solar were installed in 2022 and forecasts installations will reach 172GWdc between 2023-2028. (*seia.org, March and June, 2023*)

Utility Solar Installations and Forecast, 2020-2028


Capacity (GWdc)
40
35
30
25
20
15
10
5
-
2020
2021
2022
2023
2024
2025
2026
2027
2028

SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Report, June 2023

CLEAN ENERGY DRIVERS

- Federal Tax Credits
- Renewable Portfolio Standards
- Carbon Policy
- State Tax Incentives
- Clean Power Portfolios

10

11 CLEAN ENERGY TRANSFORMATION PARTNER MYR Group plays a key role in building the infrastructure needed to deliver clean energy to the power grid. Tremendous investment in electrical infrastructure is needed to meet the needs of the evolving energy landscape. MYR Group remains well positioned to deliver this critical infrastructure, serving as a long-term partner for our clients as they strive to achieve robust decarbonization goals. We construct and maintain the electrical systems that power our natio s, an expertise we have refined for more than 130 years.

POSITIONED FOR GROWTH

STRONG MARKET COUPLED WITH OUR COMPETITIVE EDGE

U.S./Canada — Long-term growth both organically and via acquisition

T&D — Transmission market outlook strong next 5+ years (higher ratio of small-medium/large projects)

C&I — Well-diversified C&I sector (Airport, Healthcare, Data Center, EV Infrastructure)

Clean Energy — Clean energy initiatives driving increased construction spend

SUCCESS

- Proven execution of corporate strategy
- Strong financial position
- Centralized operations to allow for greater efficiency and cross-collaboration
- Strong presence in key markets with expanding geographic footprint
- Future driven mindset to deploy new systems and technologies
- Broadening our capabilities to support the development of clean energy infrastructure
- Experienced leadership team
- Reputation for excellence with customers, with more than 90% return clients in both segments

STRATEGIC IMPERATIVES

FINANCIAL STRENGTH

Deliver positive financial results on a consistent basis while positioning the company for growth

ORGANIZATIONAL EXCELLENCE

Sustain a culture that aids in attracting, retaining, and developing the best people in the industry

OPERATIONAL EXCELLENCE

Continue investments in people, equipment, health, safety, the environment, technology, innovative programs, process improvement, and sustainability

CUSTOMER SATISFACTION

Strive to always be the first choice for our clients and remain one of the most reliable, efficient, and high-value providers

View 2022 Report

CORNERSTONES OF OUR ESG PRACTICES

BUILDING A SUSTAINABLE FUTURE

ENVIRONMENTAL

- Strive for sustainability on all our projects by reducing waste and diligently implementing measures that minimize our impact
- Adhere to environmental compliance requirements on projects
- Implement environmentally-friendly measures and company programs with the goal of reducing our carbon footprint such as:
  - Employed telematics system on most of our fleet assets
  - Waste recycling and reduction both in the office and our field operations
  - LED lighting and occupancy sensors
  - Efficient paper consumption measures and eliminating use of disposable kitchen products
  - Enrolling in programs that power our facilities with certified clean energy

SOCIAL

- Safety is a core value and our commitment results in achieving some of the best statistics in the industry
- Prioritize the training and development of our employees
- Endeavor to promote diversity and inclusion across the organization and provide opportunities for diverse vendors and suppliers
- Provide employees with a network of wellness and benefits programs including tuition reimbursement
- Our employees and companies volunteer time, contribute funds, and partner with industry organizations to support meaningful charitable causes and our local communities
- Active member and partner to numerous industry organizations

GOVERNANCE

- Independent Chairman of the Board
- Audit; Compensation; Nominating, Environmental, Social, & Corporate Governance committees comprised solely of independent directors
- 3 of 8 Board members are diverse
- Conduct annual Board evaluations
- Implemented majority voting standard for directors in uncontested elections
- No "Poison Pill" in place
- Effective executive compensation best practices
- Majority of CEO compensation is performance based

13

14 D E L I V E R I N G S T R O N G R E T U R N S MYRG - CAGR 42.27% EME - CAGR 29.33% PWR - CAGR 52.52% MTZ - CAGR 26.60% DY - CAGR 17.53% -200.0% -100.0% 0.0% 100.0% 200.0% 300.0% 400.0% 500.0% 600.0% Dividend Adjusted Stock Return (01/02/2019 - 06/30/2023) MYRG Div. Adj. Return EME Div. Adj. Return PWR Div. Adj. Return MTZ Div. Adj. Return DY Div. Adj. Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/2/2019 28.38$ 58.17$ 29.48$ 40.88$ 55.00$ 6/30/2023 138.34$ 184.78$ 196.45$ 117.97$ 113.65$ Div. Adj. Stock Return 387.5% 217.7% 566.3% 188.6% 106.6% DIVIDEND ADJUSTED STOCK RETURN

15 * See reconciliation of non-GAAP measures in on slide 22 FINANCIAL SNAPSHOT Q2 HIGHLIGHTS $22.3M Net Income or $1.33 Per Diluted Share $2.73B Backlog Record High $888.6M Revenue Record High BUSINESS SEGMENT REVENUE (1) $1.91B T&D $1.45B C&I REVENUE (1) $3.36B EBITDA * (1) $180.7M EARNINGS PER DILUTED SHARE (1) $5.26 NET INCOME (1) $88.4M FINANCIAL OVERVIEW LTM AS OF 06/30/2023 (1) LTM Record Highs Continued investment in the overall electrical infrastructure system combined with the expanding demand for clean energy sources, present ongoing opportunities for long term growth. Rick Swartz President and CEO “ ” $34.8M Free Cash Flow *

16 W E L L - P O S I T I O N E D T O S U P P O R T A D D I T I O N A L G R O W T H $50.7 $57.8 $44.4 $52.4 $77.1 $88.4 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 $100 2018 2019 2020 2021 2022 Q2 LTM 2023 M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev 19.7% 17.7% 10.3% 9.5% 9.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% EME MYRG PWR MTZ DY 3-Year Average ROIC $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 2018 2019 2020 2021 2022 Q2 2023 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ MYRG 3-year period is June 2021 – June 2023 3-year period for PWR, MTZ, and EME is March 2021 – March 2023 DY period is April 2021 – April 2023 • Little off-balance-sheet leverage • Low debt leverage • Strong balance sheet with $451.0M in availability under our $490.0M credit facility • Substantial bonding capacity • Investment in specialty equipment contributed to top-line organic growth and supports future organic growth clients BALANCE SHEET STRENGTH

17 D E M O N S T R A T E S S T R O N G , L O N G - T E R M E X E C U T I O N $1,531 $2,071 $2,247 $2,498 $3,009 $3,364 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2018 2019 2020 2021 2022 Q2 LTM 2023 M ill io n s Revenue by Work Type Trans. Dist. C&I 19.1% CAGR $1,147 $1,499 $1,649 $1,789 $2,502 $2,668 $2,734 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4 4 4 4 4 1 2 2018 2019 2020 2021 2022 2023 M ill io ns Backlog Backlog > 12 Mo 12 Mo. Backlog 21.3% CAGR $86.6 $101.2 $132.4 $164.2 $175.8 $180.7 $- $50 $100 $150 $200 2018 2019 2020 2021 2022 Q2 LTM 2023 M il li o n s EBITDA * EBITDA 17.8% CAGR $1.87 $2.26 $3.48 $4.95 $4.91 $5.26 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 2018 2019 2020 2021 2022 Q2 LTM 2023 Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 25.8% CAGR * For reconciliation of EBITDA to net income, see page 22 QTR YEAR FINANCIAL PERFORMANCE

18 EXECUTIVE LEADERSHIP Rick Swartz, CEO MYRG: 40 years Industry: 40 years 21 YEARS EXECUTIVES AVERAGE WITH MYR GROUP Effective February 24, 2023 EXPERIENCED LEADERSHIP E X E C U T I V E S & B O A R D O F D I R E C T O R S MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board. Kelly Huntington, CFO MYRG: >1 years Industry: 20 years Tod Cooper, COO - T&D MYRG: 32 years Industry: 34 years Don Egan, COO - C&I MYRG: 31 years Industry: 31 years William Fry, CLO MYRG: 4 years Industry: 25 years 30 YEARS INDUSTRY EXPERIENCE 25% Female 88% Majority Independent 38% Diverse Directors BOARD OF DIRECTORS STATISTICS 7:1 Varied Tenure 7 of 8 have 0- 7 years 1 of 8 have 11+ years

19 CREATING SHAREHOLDER VALUE ORGANIC GROWTH Expand in new and existing markets that align with core capabilities STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise PRUDENT CAPITAL RETURNS Opportunistically repurchase shares Authorized $75M share repurchase program on May 9, 2023 Expires November 8, 2023, or when the authorized funds are exhausted, whichever is earlier As of June 30, 2023, $75M of availability remained to repurchase common stock under the current program Identify and evaluate strategic opportunities that achieve long-term growth objectives and leverage our core capabilities Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture Focus on integration of processes, people, technology, and equipment Strategic expansion of geographic footprint into new markets Invest in additional fleet and labor resources to expand capacity Leverage extensive bid knowledge and long- term customer relationships

20 REPRESENTATIVE CUSTOMERS MYR Group subsidiaries maintain strong, long-standing relationships with a diverse customer base throughout both our T&D and C&I business segments.

RECONCILIATION of Non-GAAP Measures

DEMONSTRATES STRONG, LONG-TERM EXECUTION

EBITDA

($ In Millions, Except Per Share Amounts)*	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	LTM 6/30/2023
Net Income	$ 31.3	$ 36.2	$ 58.8	$ 85.0	$ 83.4	$ 88.5
Interest Expense, net	3.6	6.2	4.6	1.7	3.4	3.5
Income Tax Expense	11.8	14.2	22.6	31.3	30.8	32.1
Depreciation and Amortization	39.9	44.5	46.4	46.2	58.2	56.6
EBITDA	$ 86.6	$ 101.2	$ 132.4	$ 164.2	$ 175.8	$ 180.7
Diluted Weighted Average Shares Outstanding	16.6	16.7	16.9	17.2	17.0	16.8
EBITDA per Diluted Share	$ 5.22	$ 6.06	$ 7.84	$ 9.57	$ 10.37	$ 10.74
Revenue	$1,531.2	$2,071.2	$2,247.4	$2,498.3	$3,008.5	$ 3,364.0

EBITDA is a non-GAAP financial measure that is defined as Earnings Before Income Taxes, Depreciation and Amortization.

Free Cash Flow

	LTM 6/30/2023
Net cash flow from operating activities	$ 123.2
Less: cash used in purchasing property and equipment	(88.4)
Free Cash Flow	$ 34.8

Free cash flow is a non-GAAP measure that is defined as cash flow provided by operating activities minus cash flow used in purchasing property and equipment.

Note:
LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four.

EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers' measures.

Free cash flow is not recognized under GAAP and does not purport to be an alternative to net income attributable to MYR Group Inc., cash flow from operations for the change in cash on the balance sheet. Management views free cash flow as a measure of operational performance, liquidity, and financial health.

MYR GROUP

21

22 F I N A N C I A L R A T I O S NOTE: Images used throughout this presentation may have been taken before COVID. Net Income (LTM) [A] +[(Net Interest Expense + Amortization of Intangibles)* (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning and ending period average = Return on Invested Capital [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics S&P Capital IQ Disclaimer of Liability Notice This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. DAVID GUTIERREZ INVESTOR CONTACT Dresner Corporate Services 312.780.7204 dgutierrez@dresnerco.com KELLY HUNTINGTON MYR GROUP CONTACT MYR Group Inc., Chief Financial Officer 847.290.1891 khuntington@myrgroup.com DEFINITIONS